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                                                                    EXHIBIT 10.1

                            U.S. LEGAL SUPPORT, INC.
                           1997 STOCK INCENTIVE PLAN


                                  I.  PURPOSE

     The purpose of the U.S. LEGAL SUPPORT, INC. 1997 STOCK INCENTIVE PLAN (the "Plan") is to provide a means through which U.S. Legal Support, Inc., a Texas corporation (the "Company"), and its subsidiaries, may attract able persons to enter the employ of or provide services to the Company and its subsidiaries and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries and their desire to remain in the Company's and its subsidiaries' employ or continue to provide services thereto. A further purpose of the Plan is to provide employees, non-employee directors, and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options, as is best suited to the circumstances of the particular employee, non-employee director or consultant as provided herein.

                               II.  DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     (a) "Award" means, individually or collectively, any Incentive Stock Option or Nonqualified Stock Option.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Cause" shall mean (i) Grantee's willful, material and irreparable breach of any agreement which governs the terms and conditions of his employment; (ii) Grantee's gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any of Grantee's material duties and responsibilities; (iii) Grantee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company any Subsidiary which materially and adversely affects the operations or reputation of the Company or any Subsidiary; (iv) Grantee's conviction of a felony crime; or (v) chronic alcohol abuse or illegal drug abuse by Grantee.

     (d) "Change of Control" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or
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survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     (e) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

     (f) "Committee" means the Compensation Committee of the Board which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

     (g) "Company" means U.S. Legal Support, Inc. and any successor thereto.

     (h) "Consultant" means any person who is engaged to perform services for the Company or its Subsidiaries, other than as an employee or Director.

     (i) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     (j) An "employee" means any person (including an officer or a Director) in an employment relationship with the Employer.

     (k) "Employer" means the Company or any Subsidiary.

     (l) "Fair Market Value" of the Stock on a given date shall be based upon:
(i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Stock is not listed on a national stock exchange or quoted in an interdealer quotation system, as

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determined by the Committee in good faith in its sole discretion; provided, however, that the "fair market value" of Stock on the date on which shares of Stock are first issued and sold pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "Registration Statement") shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering.

     (m) "Grantee" means an employee, Director or Consultant who has been granted an Award.

     (n) "Incentive Stock Option" means an incentive stock option within the meaning of section 422(b) of the Code.

     (o) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Nonqualified Stock Option" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

     (q) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

     (r) "Option Agreement" means a written agreement between the Company and a Grantee with respect to an Option.

     (s) "Plan" means the U.S. Legal Support, Inc. 1997 Stock Incentive Plan, as amended from time to time.

     (t) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

     (u) "Stock" means the common stock, $0.01 par value of the Company.

     (v) "Subsidiary" means any corporation or entity of which more than 50% of the outstanding securities or ownership interests having ordinary voting power to elect a majority of the members of the Board of Directors, or persons in similar capacity of such corporation or entity, is, directly or indirectly owned by the Company.

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                 III.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                              IV.  ADMINISTRATION

     (a) Committee.  The Plan shall be administered by the Committee.

     (b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees, Directors or Consultants shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option or Nonqualified Stock Option shall be granted and the number of shares of Stock which may be issued under each Option. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, Directors or Consultants, their present and potential contributions to the Employer's success and such other factors as the Committee in its discretion shall deem relevant.

     (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

     (d) Expenses. All expenses and liabilities incurred by the Committee in the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons to assist the Committee in the carrying out of its duties hereunder.

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                         V.  STOCK SUBJECT TO THE PLAN

     (a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more employees, Directors or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph IX, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 750,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Grantee terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

     (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                               VI.  ELIGIBILITY

     Awards may be granted only to persons who, at the time of grant, are employees, Directors or Consultants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option.

                              VII. STOCK OPTIONS

     (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

     (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     (c) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Subsidiaries exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of

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an optionee's Incentive Stock Options will not constitute Incentive Stock
Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, in cash or by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Grantee, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Grantee of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

     (e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but
(i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph IX. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

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     (f) Stockholder Rights and Privileges.  The Grantee shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Grantee's name.

     (g) Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                  VIII.  EXERCISE OF OPTIONS UPON TERMINATION

     (a) Upon the termination of a Grantee's relationship with the Company and its Subsidiaries, the period during which such Grantee may exercise any outstanding and then exercisable installments of his Options shall not exceed:
(i) if such termination is due to death or permanent and total disability (within the meaning of Section 22(3)(3) of the Code), one year from the date of such termination, and (ii) in all other cases, three months (six months for Non-Employee Directors) from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the foregoing, all Options shall immediately terminate upon a termination of a Grantee's employment if the Committee determines, in its sole discretion, that such termination is for Cause.

     (b) In no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Company and its Subsidiaries.

     (c) The Committee may, in its discretion, extend the period of exercisability set forth in clause (i) and (ii) in paragraph (a) above, provided, however, that such period may not be extended for Options to Non-Employee Directors.

     (d) The sale of any Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

     (e) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.

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                    IX.  RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Award theretofore granted the Grantee shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Grantee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Grantee had been the holder of record of the number of shares of Stock then covered by such Award.

     (c) The Board, in its sole discretion, may allow all outstanding Options of a Grantee to immediately vest and become exercisable in the event of a Change of Control.

     (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

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     (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

     (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   X.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Grantee without the consent of the Grantee (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the
Plan:

     (a) to increase the maximum number of shares which may be issued on exercise of an Award, except as provided in Paragraph IX;

     (b) to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

     (c) to extend the maximum period during which Awards may be granted under the Plan;

     (d) to modify materially the requirements as to eligibility for participation in the Plan; or

     (e) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

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                              XI.  MISCELLANEOUS

     (a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award to purchase Stock, or any of the rights hereunder except as may be evidenced by an Option Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

     (b) No Employment Rights Conferred.  Nothing contained in the Plan shall
(i) confer upon any employee any right with respect to continuation of employment with any Employer or (ii) interfere in any way with the right of any Employer to terminate an employee's employment at any time.

     (c) Other Laws; Withholding. The Plan, the grant and exercise of an Option, and the obligation of the Company to sell and deliver shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Unless the Awards and Stock covered by this Plan have been registered under the Securities Act of 1993, or the Company has determined that such registration is unnecessary, each Grantee exercising an Award under this Plan may be required by the Company to give representation in writing that such Grantee is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

     (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company, an Affiliate or any Subsidiary from taking any corporate action which is deemed by the Company, an Affiliate or any Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company, an Affiliate or any Subsidiary as a result of any such action.

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     (e) Restrictions on Transfer.  An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by such Grantee or the Grantee's guardian or legal representative.

     (f) Beneficiary Designation. Each Grantee may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to his estate.

     (g) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (h) Section 162(m). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of
Section 162(m) of the Code so that Options granted hereunder shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of
Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Grantee of any Award previously granted hereunder.

     (i) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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     (j) Governing Law.  This Plan shall be construed in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, _________________________________________________ has
caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of this ____ day of _________, 1997.

                                            U.S. LEGAL SUPPORT, INC.



                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

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